UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 29, 2026
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
1159 Pittsford-Victor Road, Suite 240 Pittsford, New York 14534
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	The Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 23, 2026, Greenidge Generation Holdings Inc. (the “Company”) notified The Nasdaq Stock Market LLC (“Nasdaq”) that, following the resignation of Kenneth Fearn from the Company’s Board of Directors (the “Board”) and the audit committee of the Board (the “Audit Committee”), effective as of April 15, 2026, the Company is no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Audit Committee to be comprised of at least three “independent directors” (as defined in Nasdaq Listing Rule 5605(a)(2)), and that the Company intends to rely on the cure period set forth in Nasdaq Listing Rule 5605(c)(4)(B) while it recruits a new Audit Committee member.

On April 29, 2026, the Company received a notice from Nasdaq (the “Notice”) confirming the Company’s non-compliance with Nasdaq Listing Rule 5605(c)(2)(A) as a result of Mr. Fearn’s resignation from the Audit Committee. As mentioned above, the Company intends to rely on the cure period set forth in Nasdaq Listing Rule 5605(c)(4)(B) to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A). In accordance with Nasdaq Listing Rule 5605(c)(4)(B), the Company has a cure period to regain compliance that extends until the earlier of the Company’s next annual meeting of stockholders or April 15, 2027; provided that if the Company’s next annual meeting of stockholders is held before October 12, 2026, then the Company must regain compliance no later than October 12, 2026. The Board is in the process of identifying and selecting a new member of the Board who qualifies as “independent” and meets the applicable audit committee criteria set forth in Nasdaq Listing Rule 5605. The Company intends to regain compliance with Nasdaq’s audit committee requirements within the applicable cure period. The Notice has no immediate effect on the listing or trading of the Company’s Class A common stock on Nasdaq.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: May 1, 2026